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                                                               EXHIBIT 99.(J)(2)


                     CONSENT OF GARDNER, CARTON & DOUGLAS



     We hereby consent to the reference to our firm included in Part A and Part B of the Registration Statement on Form N-1A of Merrill Lynch Investment Managers Funds, Inc.


                                        /s/ Gardner, Carton & Douglas


Chicago, Illinois
October 5, 2000